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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 15, 2004
                            -------------------------

                                 INTERLAND, INC.
              Exact name of registrant as specified in its charter)
                            -------------------------


               MINNESOTA                       000-17932                   41-1404301
     (State or Other Jurisdiction      (Commission File Number)           (IRS Employer
           of Incorporation)                                           Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 720-8301

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The  information  provided  pursuant  to this  Item 12 is to be  considered
"filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Interland, Inc. (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

     On November 15, 2004, the Company issued a press release regarding its financial results for its fiscal year ended August 31, 2004. Interland hereby incorporates by reference herein the information set forth in its Press Release dated November 15, 2004, a copy of which is annexed hereto as Exhibit 99.1.

     The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material. Pursuant to the requirements of Regulation G, Interland has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------
         99.1*                      Press Release dated November 15, 2004

_________________
* This exhibit is filed, not furnished.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2004             INTERLAND, INC.


                                      By:  /s/ Allen L. Shulman
                                          ------------------------------------
                                          Allen L. Shulman
                                          Senior Vice President, Chief
                                          Financial Officer, and Senior Counsel
                                          (Principal Financial Officer)

                                  EXHIBIT INDEX




         Exhibit Number             Description
         --------------             -----------
         99.1*                      Press Release dated November 15, 2004

______________________
* This exhibit is filed, not furnished.